                          SUPPLEMENT DATED MAY 1, 1997

                                       to

                          PROSPECTUS DATED MAY 1, 1992
       (As previously supplemented on May 1, 1994 and on April 30, 1993)

                                      for

              FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES
                (Minimum Initial Specified Face Amount $50,000)

                                   Issued by

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

  This Supplement updates information contained in the Metropolitan Tower Separate Account Two Prospectus dated May 1, 1992, (the "Prospectus") and its supplements dated May 1, 1994 and April 30, 1993. Please call Metropolitan Tower Life Insurance Company ("Metropolitan Tower") at 800-638-5000 if you need another copy of the Prospectus, or either of the supplements.

  The individual flexible premium multifunded life insurance policies ("Policies") offered by the Prospectus are issued by Metropolitan Tower and are designed to provide lifetime insurance coverage on the insureds named in the Policies, as well as maximum flexibility in connection with premium payments and death benefits. This flexibility allows an owner of a Policy to provide for changing insurance needs within the confines of a single insurance policy. The Policies are no longer being sold by Metropolitan Tower.

  The premiums paid, less premium expense charges, will be allocated at the owner's discretion among one or more investment divisions of Metropolitan Tower Separate Account Two ("Separate Account") and/or a fixed interest account ("Fixed Account") within the General Account of Metropolitan Tower. The assets in each investment division are invested in shares of a corresponding portfolio of the Metropolitan Series Fund, Inc. ("Fund"). The available portfolios of the Fund are the State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Money Market, MetLife Stock Index, GFM International Stock, Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios.


THIS SUPPLEMENT IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
1 Madison Avenue, New York, New York 10010                Telephone 800-638-5000

  The names of the following seven portfolios of the Fund and the corresponding divisions of the Separate Account have been changed wherever they appear in the
Prospectus:

OLD PORTFOLIO AND
DIVISION NAME        NEW PORTFOLIO AND DIVISION NAME
-----------------    -------------------------------
Growth               State Street Research Growth
Income               State Street Research Income
Money Market         MetLife Money Market
Diversified          State Street Research Diversified
Aggressive Growth    State Street Research Aggressive Growth
Stock Index          MetLife Stock Index
International Stock  GFM International Stock

THE SEPARATE ACCOUNT AND THE METROPOLITAN SERIES FUND

  Four new investment divisions that correspond to four new portfolios of the Fund have been added to the Separate Account. Policy owners may also allocate net premiums and cash value to these divisions. These divisions are the Loomis Sayles High Yield Bond Division, the T. Rowe Price Small Cap Growth Division, the Janus Mid Cap Division, and the Scudder Global Equity Division. The accompanying prospectus for the Fund describes the investment objectives and certain attendant risks of these new portfolios. These investment divisions and corresponding portfolios may not be available in all states. Consult a sales representative for additional information. A brief summary of the investment objectives of these new portfolios is set forth below:

  Loomis Sayles High Yield Bond Portfolio. This portfolio seeks high total investment return through a combination of current income and capital appreciation. The portfolio will normally invest at least 65% of its assets in fixed income securities of below investment grade quality.

  T. Rowe Price Small Cap Growth Portfolio. This portfolio seeks long-term capital growth by investing in small capitalization companies.

  Janus Mid Cap Portfolio. This portfolio is a non-diversified portfolio whose investment objective is to provide long-term growth of capital. It pursues this objective by investing primarily in securities issued by medium sized companies.

  Scudder Global Equity Portfolio. This portfolio seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The portfolio invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries.

  Metropolitan Life Insurance Company ("Metropolitan Life") is the investment manager of each of the new portfolios of the Fund. Loomis, Sayles & Company, L.P., whose general partner is indirectly owned by Metropolitan Life, is the sub-investment manager of the Loomis Sayles High Yield Bond Portfolio. T. Rowe Price Associates, Inc. is the sub-investment manager of the T. Rowe Price Small Cap Growth Portfolio. Janus Capital Corporation is the sub-investment manager of the Janus Mid Cap Portfolio. Scudder, Stevens & Clark, Inc. is the sub-investment manager for the Scudder Global Equity Portfolio. Sub-investment manager fees are paid by Metropolitan Life.

  It is expected that State Street Research & Management Company ("State Street Research") will become the sub-investment manager with respect to the MetLife Money Market Portfolio and the GFM International Stock Portfolio on August 1, 1997. GFM International Investors Limited ("GFM") will become the sub-sub-investment manager and will continue to have day-to-day investment responsibility for the GFM International Stock Portfolio. In the event these changes take place, the name of the portfolios will be changed to the State Street Research Money Market Portfolio and the State Street Research International Stock Portfolio, respectively.

  The GFM International Stock Portfolio is now available in connection with Policies issued in all states. The Diversified Portfolio was substituted for the Equity Income Portfolio in 1994 and the Equity Income Division therefore is no longer available under any Policy.

FUND INVESTMENT MANAGEMENT FEES AND DIRECT EXPENSES

  For providing investment management services to the Fund, Metropolitan Life receives a fee from the Fund for providing investment management services to each portfolio. The following chart shows the fee and other Fund expenses for each portfolio.

    METROPOLITAN SERIES FUND ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET
                                    ASSETS)

                                                                OTHER
                                                              EXPENSES
                                                            AFTER EXPENSE
                                                 MANAGEMENT REIMBURSEMENT
                                                    FEES         (A)      TOTAL
                                                 ---------- ------------- -----
  MetLife Stock Index Portfolio.................    .25%        .05%      .30%
  State Street Research Income Portfolio(d).....    .33%        .07%      .40%
  MetLife Money Market Portfolio................    .25%        .18%      .43%
  State Street Research Diversified
   Portfolio(d).................................    .46%        .04%      .50%
  State Street Research Growth Portfolio(d).....    .51%        .04%      .55%
  State Street Research Aggressive Growth
   Portfolio(d).................................    .71%        .04%      .75%
  T. Rowe Price Small Cap Growth Portfolio(b)...    .55%        .20%      .75%
  Scudder Global Equity Portfolio(b)(c).........    .62%        .20%      .82%
  Loomis Sayles High Yield Bond Portfolio(b)....    .70%        .20%      .90%
  Janus Mid Cap Portfolio(b)....................    .75%        .20%      .95%
  GFM International Stock Portfolio(d)..........    .75%        .22%      .97%

 --------
 (a) Prior to May 16, 1993, Metropolitan Life paid all expenses of the then existing portfolios of the Fund other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.

 (b) The portfolios commenced operations on March 3, 1997. Management fees and other expenses for these Portfolios are estimated amounts for the year ending December 31, 1997. Metropolitan Life has agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the net assets for each of the Loomis Sayles High Yield Bond,
     T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until a Portfolio's total net assets are at least $100 million, or March 2, 1999, whichever is earlier. The marginal fee rate for the T. Rowe Price Small Cap Portfolio, Janus Mid Cap Portfolio, and Scudder Global Equity Portfolio will decrease when the dollar amount in each such portfolio reaches certain threshold amounts.

 (c) Metropolitan Life has agreed to waive a portion of its investment management fee for the Scudder Global Equity Portfolio during the first year of the Portfolio's operations. The waiver of investment management fees during the first six months of the Portfolio's operations will be equal to .35% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .175% of such assets on the next $50 million, .15% of such assets on the next $400 million and .1375% of such assets on amounts in excess of $500 million. During the second six months of the Portfolio's operations such waiver of the investment management fee will be equal to .175% of assets up to $50 million, .0875% of assets on the next $50 million, .075% of assets on the next $400 million and .06875% of such assets in excess of $500 million. Absent Metropolitan Life's waiver of its investment management fee, Metropolitan Life estimates that the management fee and other expenses for the Scudder Global Equity Portfolio would be .84% and .20%, respectively, for a total of 1.04%.

 (d) Reflects 1996 fees and expenses, restated for proposed management fee revisions expected to take effect August 1, 1997.


  For a full description of the Fund, see the prospectus for the Fund, which is attached at the end of this Supplement, and the Fund's Statement of Additional Information referred to therein.

POLICY BENEFITS

DEATH BENEFIT OPTIONS

  Increases. The underwriting charge for specified face amount increases has been changed. The maximum guaranteed underwriting charge is $3 for each $1,000 of specified face amount increase. Currently the underwriting charge is a $100 for the first $100,000 of face increase (but no more than $3 per thousand), and $3 per thousand thereafter, to an overall maximum charge of $2,500.

  The information about or based on the actual investment performance of the portfolios is deleted from the captions "Rates of Return" and "Illustrations" in the Prospectus and the May 1, 1994 supplement.

ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED PREMIUMS

  The addition of the new portfolios and the revisions to the older portfolios' management fees that are expected to become effective August 1, 1997 would affect the total cash values and total death benefits shown under "Illustrations of Death Benefit, Cash Values, and Accumulated Premiums" in the Prospectus and the April 30, 1993 Prospectus Supplement. Using a simple average of the eleven available portfolios of the Fund, assuming the maximum management fees, contemplated by the August 1, 1997 adjustment, the daily charge to the Fund for investment management services would be increased to the equivalent of a maximum annual rate of .57% of the average daily value of the aggregate net assets of the Fund. The result is that the cash values would be less for both death benefit options A and B. In addition, if the minimum death benefit applies, the death benefit would be lower for death benefit options A and B. Also, the death benefit will be lower for death benefit option B, even if the minimum death benefit doesn't apply. Upon request, Metropolitan Tower will provide a free, personalized hypothetical illustration that reflects these changes in the investment management fees as they become effective.

                                    EXPERTS

  The financial statements included in this Supplement have been audited by Deloitte & Touche llp, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS

  The financial statements of Metropolitan Tower included in this Supplement should be considered only as bearing upon the ability of Metropolitan Tower to meet its obligations under the Policies.

                                 Annual Report

                                       of

                               Metropolitan Tower
                              Separate Account Two


                               December 31, 1996

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Metropolitan Tower Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the Growth, Income, Money Market, Diversified, Aggressive Growth, Stock Index and International Stock Divisions of Metropolitan Tower Separate Account Two (the "Separate Account") as of December 31, 1996, and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the net assets of the Growth, Income, Money Market, Diversified, Aggressive Growth, Stock Index and International Stock Divisions of Metropolitan Tower Separate Account Two as of December 31, 1996, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
February 28, 1997

                    METROPOLITAN TOWER SEPARATE ACCOUNT TWO

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

                                                  MONEY                AGGRESSIVE   STOCK    INTERNATIONAL
                           GROWTH      INCOME     MARKET   DIVERSIFIED   GROWTH     INDEX        STOCK
                          DIVISION    DIVISION   DIVISION   DIVISION    DIVISION   DIVISION    DIVISION
                         ----------- ---------- ---------- ----------- ---------- ---------- -------------
ASSETS:
Investments in
 Metropolitan Series
 Fund, Inc. at Value
 (Note 1A):
 Growth Portfolio
  (1,185,115 shares;
  cost $26,082,049)..... $36,157,867        --         --          --         --         --         --
 Income Portfolio
  (395,589 shares; cost
  $4,760,958)...........         --  $4,889,480        --          --         --         --         --
 Money Market Portfolio
  (135,628 shares; cost
  $1,446,568)...........         --         --  $1,415,385         --         --         --         --
 Diversified Portfolio
  (3,827,998 shares;
  cost $50,313,451).....         --         --         --  $63,812,728        --         --         --
 Aggressive Growth
  Portfolio
  (135,301 shares; cost
  $3,444,411)...........         --         --         --          --  $3,662,608        --         --
 Stock Index Portfolio
  (45,318 shares; cost
  $861,878).............         --         --         --          --         --  $1,007,408        --
 International Stock
  Portfolio
  (78,178 shares; cost
  $1,002,950)...........         --         --         --          --         --         --    $934,227
                         ----------- ---------- ---------- ----------- ---------- ----------   --------
 Total Investments......  36,157,867  4,889,480  1,415,385  63,812,728  3,662,608  1,007,408    934,227
Cash and Accounts
 Receivable.............      20,090      2,332          9      17,072      9,650      2,443      3,813
                         ----------- ---------- ---------- ----------- ---------- ----------   --------
 Total Assets...........  36,177,957  4,891,812  1,415,394  63,829,800  3,672,258  1,009,851    938,040
LIABILITIES.............      72,249     36,534     26,606     504,913     41,337      9,460      7,741
                         ----------- ---------- ---------- ----------- ---------- ----------   --------
NET ASSETS.............. $36,105,708 $4,855,278 $1,388,788 $63,324,887 $3,630,921 $1,000,391   $930,299
                         =========== ========== ========== =========== ========== ==========   ========

                       See Notes to Financial Statements.

                    METROPOLITAN TOWER SEPARATE ACCOUNT TWO

                            STATEMENTS OF OPERATIONS

                                             FOR THE YEAR ENDED DECEMBER 31, 1996
                          -----------------------------------------------------------------------------
                                                 MONEY                AGGRESSIVE  STOCK   INTERNATIONAL
                            GROWTH    INCOME     MARKET   DIVERSIFIED   GROWTH    INDEX       STOCK
                           DIVISION  DIVISION   DIVISION   DIVISION    DIVISION  DIVISION   DIVISION
                          ---------- ---------  --------  ----------- ---------- -------- -------------
INVESTMENT INCOME:
Income:
 Dividends (Note 2).....  $3,437,586 $ 308,397  $69,320   $5,629,752   $ 97,108  $ 23,374   $  9,586
Expenses:
 Mortality and expense
  charges (Note 3)......     263,040    37,271   10,866      462,681     23,929     5,076      6,977
                          ---------- ---------  -------   ----------   --------  --------   --------
Net investment income...   3,174,546   271,126   58,454    5,167,071     73,179    18,298      2,609
                          ---------- ---------  -------   ----------   --------  --------   --------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss)
 from security
 transactions...........     810,822    42,671   (5,156)   1,151,621     23,432    13,140     (5,525)
Change in unrealized
 appreciation
 (depreciation) of
 investments............   2,410,203  (180,569)   5,113    1,469,562     63,281   102,220    (20,777)
                          ---------- ---------  -------   ----------   --------  --------   --------
Net realized and
 unrealized gain (loss)
 on investments
 (Note 1B)..............   3,221,025  (137,898)     (43)   2,621,183     86,713   115,360    (26,302)
                          ---------- ---------  -------   ----------   --------  --------   --------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $6,395,571 $ 133,228  $58,411   $7,788,254   $159,892  $133,658   $(23,693)
                          ========== =========  =======   ==========   ========  ========   ========

                       See Notes to Financial Statements.

                    METROPOLITAN TOWER SEPARATE ACCOUNT TWO

                      STATEMENTS OF CHANGES IN NET ASSETS

                                            FOR THE YEAR ENDED DECEMBER 31,
                          ------------------------------------------------------------------------
                              GROWTH DIVISION          INCOME DIVISION      MONEY MARKET DIVISION
                          ------------------------  ----------------------  ----------------------
                             1996         1995         1996        1995        1996        1995
                          -----------  -----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN
 NET ASSETS:
From operations:
 Net investment income..  $ 3,174,546  $ 1,224,605  $  271,126  $  259,668  $   58,454  $   68,442
 Net realized gain
  (loss) from security
  transactions..........      810,822      466,080      42,671      27,736      (5,156)     (1,861)
 Change in unrealized
  appreciation
  (depreciation) of
  investments...........    2,410,203    5,594,419    (180,569)    496,215       5,113        (162)
                          -----------  -----------  ----------  ----------  ----------  ----------
 Net increase in net
  assets resulting from
  operations............    6,395,571    7,285,104     133,228     783,619      58,411      66,419
                          -----------  -----------  ----------  ----------  ----------  ----------
From capital
 transactions:
 Net premiums...........    3,669,558    3,871,700     596,692     650,096     174,311     192,856
 Redemptions............   (1,600,700)  (1,262,576)   (255,698)   (174,490)    (52,111)    (60,477)
 Net portfolio
  transfers.............      334,725       41,853    (157,607)      2,406     (70,001)      4,513
 Other net transfers....   (2,979,391)  (2,761,673)   (434,303)   (472,056)   (123,459)   (126,378)
                          -----------  -----------  ----------  ----------  ----------  ----------
 Net increase (decrease)
  in net assets
  resulting from capital
  transactions..........     (575,808)    (110,696)   (250,916)      5,956     (71,260)     10,514
                          -----------  -----------  ----------  ----------  ----------  ----------
NET CHANGE IN NET
 ASSETS.................    5,819,763    7,174,408    (117,688)    789,575     (12,849)     76,933
NET ASSETS--BEGINNING OF
 YEAR...................   30,285,945   23,111,537   4,972,966   4,183,391   1,401,637   1,324,704
                          -----------  -----------  ----------  ----------  ----------  ----------
NET ASSETS--END OF
 YEAR...................  $36,105,708  $30,285,945  $4,855,278  $4,972,966  $1,388,788  $1,401,637
                          ===========  ===========  ==========  ==========  ==========  ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------------------------------------
 DIVERSIFIED DIVISION     AGGRESSIVE GROWTH DIVISION    STOCK INDEX DIVISION    INTERNATIONAL STOCK DIVISION
------------------------  ----------------------------  ----------------------- ------------------------------
   1996         1995          1996           1995          1996        1995          1996            1995
-----------  -----------  -------------  -------------  -----------  ---------- --------------  --------------
 $5,167,071  $ 3,249,641         73,179  $     223,279  $    18,298  $   5,644  $        2,609  $        2,202
  1,151,621      869,809         23,432         16,219       13,140      3,150          (5,525)         (1,063)
  1,469,562    8,093,380         63,281        164,087      102,220     45,651         (20,777)          3,144
-----------  -----------  -------------  -------------  -----------  ---------  --------------  --------------
  7,788,254   12,212,830        159,892        403,585      133,658     54,445         (23,693)          4,283
-----------  -----------  -------------  -------------  -----------  ---------  --------------  --------------
  6,280,422    6,856,619        546,467        394,413       84,552     35,177         180,548         184,671
 (2,919,234)  (2,604,739)      (148,481)       (77,921)     (39,405)    (6,625)        (45,108)        (36,567)
   (505,718)    (566,501)       800,875        793,836      552,218    155,678           9,843          75,702
 (5,211,472)  (5,417,926)      (292,344)      (222,370)     (61,214)   (14,476)        (92,889)        (61,927)
-----------  -----------  -------------  -------------  -----------  ---------  --------------  --------------
 (2,356,002)  (1,732,547)       906,517        887,958      536,151    169,754          52,394         161,879
-----------  -----------  -------------  -------------  -----------  ---------  --------------  --------------
  5,432,252   10,480,283      1,066,409      1,291,543      669,809    224,199          28,701         166,162
 57,892,635   47,412,352      2,564,512      1,272,969      330,582    106,383         901,598         735,436
-----------  -----------  -------------  -------------  -----------  ---------  --------------  --------------
$63,324,887  $57,892,635  $   3,630,921  $   2,564,512  $ 1,000,391  $ 330,582  $      930,299  $      901,598
===========  ===========  =============  =============  ===========  =========  ==============  ==============

                    METROPOLITAN TOWER SEPARATE ACCOUNT TWO

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

  Metropolitan Tower Separate Account Two (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940 and presently consists of seven investment divisions. The assets in each division are invested in shares of the corresponding portfolio of the Metropolitan Series Fund, Inc. (the "Fund"). Each portfolio has varying investment objectives relative to growth of capital and income.

  The Separate Account was formed by Metropolitan Tower Life Insurance Company ("Metropolitan Tower Life"), a wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"), on September 18, 1984 and registered as a unit investment trust on December 21, 1984. The assets of the Separate Account are the property of Metropolitan Tower Life.

  A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principles, is set forth below:

1. SIGNIFICANT ACCOUNTING POLICIES

  A. VALUATION OF INVESTMENTS
      Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. A summary of investments of the seven designated portfolios of the Fund in which the seven investment divisions of the Separate Account invest as of December 31, 1996 is included as Note 5. The methods used to value the Fund's investments at December 31, 1996 are described in Note 1A of the Fund's 1996 Annual Report.

  B. SECURITY TRANSACTIONS
      Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  C. FEDERAL INCOME TAXES
      The operations of the Separate Account will be reported on the federal income tax return of Metropolitan Tower Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. Metropolitan Tower Life joins with Metropolitan Life and Metropolitan Life's includable affiliates in filing a consolidated federal income tax return. Metropolitan Tower Life is not currently charging any federal income taxes against the Separate Account arising from the earnings or realized capital gains attributable to the Separate Account. Such charges may be imposed in future years depending on market fluctuations and transactions involving the Separate Account.


  D. NET PREMIUMS
      Metropolitan Tower Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account.

2. DIVIDENDS

  On April 25, 1996 and December 16, 1996, the Fund declared dividends for all shareholders of record on April 25, 1996 and December 26, 1996, respectively. The amount of dividends received by the Separate Account was $9,575,123. The dividends were paid to Metropolitan Tower Life on April 26, 1996 and December 27, 1996, respectively, and were immediately reinvested in additional shares of the portfolios in which the investment divisions invest. As a result of these investments, the number of shares of the Fund held by each of the seven investment divisions increased by the following: Growth Portfolio 111,561 shares, Income Portfolio 24,895 shares, Money Market Portfolio 6,646 shares, Diversified Portfolio 335,679 shares, International Stock Portfolio 773 shares, Stock Index Portfolio 1,037 shares, and Aggressive Growth Portfolio 3,571 shares.

3. EXPENSES

  Metropolitan Tower Life applies a daily charge against the Separate Account for the mortality and expense risks assumed by Metropolitan Tower Life. This charge is equivalent to an effective annual rate of .75% of the average daily value of the assets in the Separate Account which are attributable to the policies.

4. RELATED PARTY AGREEMENTS

  Metropolitan Life acts as the distributor and principal underwriter, as defined in the Investment Company Act of 1940, of the policies issued through the Separate Account. Metropolitan Life has entered into a sales agreement with Metropolitan Tower Life, whereby Registered Representatives of Metropolitan Life, authorized as variable life insurance agents under applicable state insurance laws, sell the policies. The Registered Representatives are compensated on a commission basis. Metropolitan Life has also entered into an agreement with Metropolitan Tower Life under which Metropolitan Life performs the administrative services related to the policies, including underwriting and issue, billing and collections, and policyowner service.

5. A SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996 METROPOLITAN SERIES FUND,
INC.

                             GROWTH                 INCOME             MONEY MARKET           DIVERSIFIED
                           PORTFOLIO              PORTFOLIO             PORTFOLIO              PORTFOLIO
                         -------------- -------  ------------ -------  ------------ -------  --------------
                             VALUE                  VALUE                 VALUE                  VALUE
                           (NOTE 1A)              (NOTE 1A)             (NOTE 1A)              (NOTE 1A)
COMMON STOCK
 Aerospace.............. $   14,697,375   (0.9%)                                             $    8,224,562   (0.6%)
 Automotive.............     38,188,750   (2.4%)                                                 21,290,925   (1.5%)
 Banking................    157,307,202   (9.8%)                                                 87,632,900   (6.0%)
 Broadcasting...........     19,728,750   (1.2%)                                                 11,025,000   (0.8%)
 Business Services......     31,078,650   (1.9%)                                                 17,361,575   (1.2%)
 Chemicals..............    105,060,638   (6.6%)                                                 58,547,387   (4.0%)
 Cosmetics..............     20,924,887   (1.3%)                                                 11,739,188   (0.8%)
 Drugs & Health Care....     65,432,344   (4.1%)                                                 36,554,638   (2.5%)
 Electrical Equipment...     39,896,063   (2.5%)                                                 22,197,437   (1.5%)
 Electronics............    147,966,575   (9.3%)                                                 82,595,572   (5.7%)
 Financial Services.....     34,196,000   (2.1%)                                                 19,078,600   (1.3%)
 Food & Beverages.......     55,678,225   (3.5%)                                                 31,081,563   (2.1%)
 Hospital Management....     26,943,900   (1.7%)                                                 15,140,663   (1.0%)
 Hospital Supply........     64,140,600   (4.0%)                                                 35,693,650   (2.5%)
 Hotel & Restaurant.....     34,541,887   (2.2%)                                                 19,286,312   (1.3%)
 Household Products.....     27,788,750   (1.7%)                                                 15,490,750   (1.1%)
 Insurance..............     58,992,362   (3.7%)                                                 32,934,038   (2.3%)
 Leisure................     37,965,054   (2.4%)                                                 21,750,587   (1.5%)
 Machinery..............     24,072,650   (1.5%)                                                 13,385,200   (0.9%)
 Metals-Aluminum........     45,886,900   (2.9%)                                                 25,661,113   (1.8%)
 Miscellaneous..........     17,727,000   (1.1%)                                                  9,861,000   (0.7%)
 Office & Business
  Equipment.............    104,763,338   (6.6%)                                                 58,437,513   (4.0%)
 Oil....................     27,677,510   (1.7%)                                                 15,646,986   (1.1%)
 Oil--Domestic..........      7,318,575   (0.5%)                                                  4,071,375   (0.3%)
 Oil--International.....     32,374,200   (2.0%)                                                 18,031,200   (1.2%)
 Oil--Services..........     46,821,401   (2.9%)                                                 26,157,263   (1.8%)
 Retail Grocery.........     23,040,750   (1.4%)                                                 13,019,606   (0.9%)
 Retail Trade...........     74,240,420   (4.7%)                                                 41,373,775   (2.9%)
 Software...............     19,964,200   (1.3%)                                                 11,203,265   (0.8%)
 Tobacco................     22,356,062   (1.4%)                                                 12,602,737   (0.9%)
 Transportation--
  Railroad..............      8,116,800   (0.5%)                                                  4,548,600   (0.3%)
 Transportation--
  Trucking..............              0   (0.0%)                                                          5   (0.0%)
 Utilities-Gas
  Distribution &
  Pipelines.............     33,212,237   (2.1%)                                                 18,517,850   (1.3%)
                         --------------                                                      --------------
 Total Common Stock.....  1,468,100,055  (91.9%)                                                820,142,835  (56.6%)
                         --------------                                                      --------------
LONG-TERM DEBT
 SECURITIES
Corporate Bonds:
 Banking................                         $ 17,291,411   (4.5%)                       $   13,220,347   (0.9%)
 Collateralized Mortgage
  Obligations...........                            8,684,394   (2.3%)                            9,152,935   (0.6%)
 Financial Services.....                           36,834,715   (9.6%)                           60,619,051   (4.2%)
 Government Sponsored...                            5,656,770   (1.5%)                            6,496,680   (0.5%)
 Industrials............                           26,858,935   (7.0%)                           33,637,368   (2.3%)
 Miscellaneous..........                            6,288,068   (1.6%)                            8,335,834   (0.6%)
 Utilities--Electric....                            7,305,058   (1.9%)                            5,318,809   (0.4%)
 Utilities--
  Miscellaneous.........                                    0   (0.0%)                            2,838,920   (0.2%)
 Utilities--Telephone...                                    0   (0.0%)                            5,040,000   (0.3%)
                                                 ------------                                --------------
 Total Corporate Bonds..                          108,919,351  (28.4%)                          144,659,944  (10.0%)
                                                 ------------                                --------------
 Federal Agency
  Obligations...........                           19,701,551   (5.1%)                           30,641,236   (2.1%)
 Federal Treasury
  Obligations...........                          201,495,177  (52.6%)                          317,610,213  (21.9%)
 Foreign Obligations....                           14,393,603   (3.8%)                           20,255,361   (1.4%)
 Yankee Bonds...........                           15,352,261   (4.0%)                           21,020,607   (1.5%)
                                                 ------------                                --------------
 Total Bonds............                          359,861,943  (93.9%)                          534,187,361  (36.9%)
                                                 ------------                                --------------
SHORT-TERM OBLIGATIONS
 Commercial Paper....... $  125,797,417   (7.9%) $ 17,393,000   (4.5%) $25,926,227   (62.3%) $   82,989,000   (5.7%)
 Corporate Note.........                                                 3,998,775    (9.6%)
 Federal Agency
  Obligations...........                                                11,675,628   (28.0%)
                         --------------          ------------          -----------           --------------
 Total Short-Term
  Obligations...........    125,797,417   (7.9%)   17,393,000   (4.5%)  41,600,630   (99.9%)     82,989,000   (5.7%)
                         --------------          ------------          -----------           --------------
TOTAL INVESTMENTS.......  1,593,897,472  (99.8%)  377,254,943  (98.4%)  41,600,630   (99.9%)  1,437,319,196  (99.2%)
 Other Assets Less
  Liabilities...........      3,831,003   (0.2%)    6,139,895   (1.6%)      36,001    (0.1%)     11,521,971   (0.8%)
                         --------------          ------------          -----------           --------------
NET ASSETS.............. $1,597,728,475 (100.0%) $383,394,838 (100.0%) $41,636,631  (100.0%) $1,448,841,167 (100.0%)
                         ==============          ============          ===========           ==============

5. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996 METROPOLITAN SERIES FUND, INC.--(CONTINUED)

                                                          INTERNATIONAL
                                                              STOCK
                                                            PORTFOLIO
                                                          -------------
                                                              VALUE
                                                            (NOTE 1A)
COMMON STOCK
 Automotive.............................................. $ 12,042,055    (4.0%)
 Banking.................................................   28,537,013    (9.4%)
 Broadcasting............................................    1,583,340    (0.5%)
 Business Services.......................................    1,353,994    (0.5%)
 Chemicals...............................................   15,831,034    (5.2%)
 Construction Materials..................................    4,410,671    (1.5%)
 Consumer Non-Durables...................................    1,078,633    (0.4%)
 Drugs & Health Care.....................................   13,669,733    (4.5%)
 Electrical Equipment....................................    4,851,913    (1.6%)
 Electronics.............................................   33,670,645   (11.1%)
 Financial Services......................................   16,109,145    (5.3%)
 Food & Beverages........................................    4,475,477    (1.5%)
 Forest Products & Paper.................................    1,650,874    (0.6%)
 General Business........................................       81,167    (0.0%)
 Homebuilders............................................    2,312,664    (0.8%)
 Household Products......................................    1,626,631    (0.5%)
 Insurance...............................................   12,269,901    (4.0%)
 Investment Companies....................................    2,234,375    (0.7%)
 Leisure.................................................    2,828,608    (0.9%)
 Machinery...............................................    5,079,733    (1.7%)
 Metals--Gold............................................       59,942    (0.0%)
 Metals--Non-Ferrous.....................................    4,051,349    (1.3%)
 Metals--Steel & Iron....................................    6,796,496    (2.2%)
 Miscellaneous...........................................    5,656,864    (1.9%)
 Multi-Industry..........................................   14,979,104    (4.9%)
 Oil & Gas Exploration...................................    6,073,231    (2.0%)
 Oil--International......................................   15,038,125    (4.9%)
 Printing & Publishing...................................    3,890,524    (1.3%)
 Real Estate.............................................   15,753,267    (5.2%)
 Retail Trade............................................    8,007,127    (2.6%)
 Textiles & Apparel......................................    2,385,456    (0.8%)
 Toys & Amusements.......................................      976,600    (0.3%)
 Transportation..........................................    1,745,426    (0.6%)
 Utilities--Electric.....................................    4,565,840    (1.5%)
 Utilities--Gas Distribution & Pipelines.................    3,750,981    (1.2%)
 Utilities--Miscellaneous................................    3,130,194    (1.0%)
 Utilities--Telephone....................................    7,711,745    (2.5%)
                                                          ------------
 Total Common Stock......................................  270,269,877   (88.9%)
PREFERRED STOCK
 Retail Trade............................................      518,032    (0.2%)
                                                          ------------
 Total Equity Securities.................................  270,787,909   (89.1%)
TOTAL LONG-TERM DEBT SECURITIES--CONVERTIBLE BONDS.......   19,499,259    (6.4%)
                                                          ------------
TOTAL INVESTMENTS........................................  290,287,168   (95.5%)
 Other Assets Less Liabilities...........................   13,538,315    (4.5%)
                                                          ------------
NET ASSETS............................................... $303,825,483  (100.0%)
                                                          ============

5. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996 METROPOLITAN SERIES FUND, INC.--(CONTINUED)

                                                             STOCK
                                                             INDEX
                                                           PORTFOLIO
                                                           ---------
                                                             VALUE
                                                           (NOTE 1A)
COMMON STOCK
 Aerospace.............................................. $   28,736,048   (2.6%)
 Automotive.............................................     28,701,626   (2.6%)
 Banking................................................     93,714,830   (8.4%)
 Broadcasting...........................................     11,450,367   (1.0%)
 Building & Construction................................      7,528,376   (0.7%)
 Business Services......................................     14,455,324   (1.3%)
 Chemicals..............................................     34,500,400   (3.1%)
 Containers & Glass.....................................      1,693,750   (0.2%)
 Cosmetics..............................................      3,360,350   (0.3%)
 Drugs & Health Care....................................     72,616,988   (6.5%)
 Electrical Equipment...................................     48,407,363   (4.3%)
 Electronics............................................     63,125,007   (5.6%)
 Financial Services.....................................     35,084,926   (3.1%)
 Food & Beverages.......................................     68,548,136   (6.1%)
 Forest Products & Paper................................     16,456,307   (1.5%)
 Hospital Management....................................     10,165,689   (0.9%)
 Hospital Supply........................................     30,587,031   (2.7%)
 Hotel & Restaurant.....................................     10,602,137   (0.9%)
 Household Appliances & Home Furnishings................      1,995,625   (0.2%)
 Household Products.....................................     34,569,100   (3.1%)
 Insurance..............................................     38,990,773   (3.5%)
 Leisure................................................      9,888,705   (0.9%)
 Liquor.................................................      2,526,500   (0.2%)
 Machinery..............................................     14,790,412   (1.3%)
 Metals--Aluminum.......................................      4,013,638   (0.4%)
 Metals--Gold...........................................      5,642,260   (0.5%)
 Metals--Non-Ferrous....................................      2,738,985   (0.2%)
 Metals--Steel & Iron...................................      1,839,738   (0.2%)
 Mining.................................................      2,180,087   (0.2%)
 Miscellaneous..........................................      3,178,900   (0.3%)
 Multi-Industry.........................................      9,577,826   (0.9%)
 Newspapers.............................................      6,143,637   (0.5%)
 Office & Business Equipment............................     48,538,755   (4.3%)
 Oil & Gas Exploration..................................      2,800,313   (0.2%)
 Oil--Domestic..........................................     21,819,438   (1.9%)
 Oil--International.....................................     65,066,563   (5.8%)
 Oil--Services..........................................     11,558,751   (1.0%)
 Photography............................................      5,953,875   (0.5%)
 Printing & Publishing..................................      3,554,968   (0.3%)
 Retail Grocery.........................................      5,887,863   (0.5%)
 Retail Trade...........................................     42,490,678   (3.8%)
 Software...............................................     30,829,784   (2.7%)
 Textiles & Apparel.....................................      6,880,088   (0.6%)
 Tires & Rubber.........................................      3,116,200   (0.3%)
 Tobacco................................................     21,138,225   (1.9%)
 Toys & Amusements......................................      2,450,273   (0.2%)
 Transportation--Airlines...............................      4,475,875   (0.4%)
 Transportation--Railroad...............................     11,508,961   (1.0%)
 Transportation--Trucking...............................      1,006,875   (0.1%)
 Utilities--Electric....................................     27,914,283   (2.5%)
 Utilities--Gas Distribution & Pipelines................     14,503,806   (1.3%)
 Utilities--Telephone...................................     72,606,227   (6.5%)
                                                         --------------
 Total Common Stock.....................................  1,121,912,642 (100.0%)
PREFERRED STOCK
 Hospital Supply........................................          1,774   (0.0%)
                                                         --------------
 Total Equity Securities................................  1,121,914,416 (100.0%)
TOTAL SHORT-TERM OBLIGATIONS--U.S. TREASURY BILLS.......      6,119,501   (0.5%)
                                                         --------------
TOTAL INVESTMENTS.......................................  1,128,033,917 (100.5%)
 Other Assets Less Liabilities..........................    (5,736,583)  (-0.5%)
                                                         --------------
NET ASSETS.............................................. $1,122,297,334 (100.0%)
                                                         ==============

                   NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)
5. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1996 METROPOLITAN SERIES FUND, INC.--(CONCLUDED)


                                                           AGGRESSIVE
                                                             GROWTH
                                                           PORTFOLIO
                                                           ----------
                                                             VALUE
                                                           (NOTE 1A)
COMMON STOCK
 Automotive............................................. $    8,300,475   (0.6%)
 Banking................................................     52,161,093   (4.0%)
 Broadcasting...........................................      1,911,644   (0.1%)
 Business Services......................................    111,731,275   (8.5%)
 Chemicals..............................................      8,035,150   (0.6%)
 Drugs & Health Care....................................     40,531,901   (3.1%)
 Electronics............................................    159,063,920  (12.0%)
 Finance................................................      1,903,687   (0.1%)
 Financial Services.....................................     36,782,250   (2.8%)
 Food & Beverages.......................................      8,800,137   (0.7%)
 Hospital Supply........................................     24,680,369   (1.9%)
 Hotel & Restaurant.....................................    147,865,328  (11.2%)
 Insurance..............................................     24,104,063   (1.8%)
 Leisure................................................     22,011,718   (1.7%)
 Machinery..............................................      5,305,125   (0.4%)
 Office & Business Equipment............................     46,756,744   (3.5%)
 Oil....................................................      1,795,219   (0.1%)
 Oil & Gas Exploration..................................     22,009,875   (1.7%)
 Oil--Services..........................................    115,561,562   (8.7%)
 Personal Care..........................................      2,647,288   (0.2%)
 Printing & Publishing..................................      7,947,212   (0.6%)
 Retail Trade...........................................    116,932,900   (8.9%)
 Software...............................................    110,257,289   (8.3%)
 Textiles & Apparel.....................................     38,388,025   (2.9%)
 Tobacco................................................      1,785,938   (0.1%)
 Transportation--Airlines...............................     19,139,375   (1.4%)
 Utilities--Miscellaneous...............................      7,936,000   (0.6%)
 Utilities--Telephone...................................     19,502,387   (1.5%)
                                                         --------------
 Total Common Stock.....................................  1,163,847,949  (88.0%)
PREFERRED STOCK
 Printing & Publishing..................................      3,590,300   (0.3%)
                                                         --------------
 Total Equity Securities................................  1,167,438,249  (88.3%)
TOTAL LONG-TERM DEBT SECURITIES--CONVERTIBLE BONDS......      2,312,500   (0.2%)
TOTAL SHORT-TERM OBLIGATIONS--COMMERCIAL PAPER..........    142,773,021  (10.8%)
                                                         --------------
TOTAL INVESTMENTS.......................................  1,312,523,770  (99.3%)
 Other Assets Less Liabilities..........................      9,325,594   (0.7%)
                                                         --------------
NET ASSETS.............................................. $1,321,849,364 (100.0%)
                                                         ==============

                          Annual Financial Statements

                                       of

                   Metropolitan Tower Life Insurance Company


                               December 31, 1996

                          INDEPENDENT AUDITORS' REPORT

Metropolitan Tower Life Insurance Company:

We have audited the accompanying balance sheets of Metropolitan Tower Life Insurance Company (the "Company") as of December 31, 1996 and 1995 and the related statements of earnings, equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at December 31, 1996 and 1995 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

As discussed in Notes 1 and 9 to the financial statements, the Company has retroactively adopted applicable generally accepted accounting principles relating to life insurance subsidiaries of mutual life insurance companies and has changed, as of December 31, 1994, the method of accounting for fixed maturity investments.

DELOITTE & TOUCHE LLP

New York, New York
April 4, 1997

                                     MTL-1

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                   BALANCE SHEETS, DECEMBER 31, 1996 AND 1995
                                 (IN THOUSANDS)

                                                        NOTES   1996     1995
                                                        ----- -------- --------
ASSETS
Investments:
 Fixed Maturities:                                       2,8
  Available for Sale, at Estimated Fair Value..........       $ 52,322 $ 54,861
  Held to Maturity, at Amortized Cost..................            816      942
 Policy Loans..........................................    8    13,466   11,540
                                                              -------- --------
    Total Investments..................................         66,604   67,343
Cash and Cash Equivalents..............................  2,8    11,863    4,844
Deferred Policy Acquisition Costs......................         53,017   52,142
Accrued Investment Income..............................          1,288    1,216
Other Receivables......................................            133       58
Other Assets...........................................            351      312
Separate Account Assets................................        118,207  104,141
                                                              -------- --------
    Total Assets.......................................       $251,463 $230,056
                                                              ======== ========
LIABILITIES AND EQUITY
LIABILITIES
Policyholder Account Balances..........................       $ 37,169 $ 35,477
Future Policy Benefits.................................          1,358    1,273
Other Policyholder Liabilities.........................            721      978
Unearned revenues......................................         12,730   12,779
Federal Income Taxes Payable:                              4
 Current...............................................          3,625      565
 Deferred..............................................         12,660   13,135
Other Liabilities......................................            945    2,006
Separate Account Liabilities...........................        118,207  104,141
                                                              -------- --------
    Total Liabilities..................................        187,415  170,354
                                                              -------- --------
Contingencies (Note 7)
EQUITY
Common Stock...........................................          2,000    2,000
Paid in Capital........................................         52,500   52,500
Retained Earnings......................................          8,460    3,720
Net Unrealized Investment Gains........................    3     1,088    1,482
                                                              -------- --------
    Total Equity.......................................    9    64,048   59,702
                                                              -------- --------
    Total Liabilities and Equity.......................       $251,463 $230,056
                                                              ======== ========

                See accompanying notes to financial statements.

  The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determination.

                                     MTL-2

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                             STATEMENTS OF EARNINGS

             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
                                 (IN THOUSANDS)

                                                 NOTES  1996    1995     1994
                                                 ----- ------- -------  -------
REVENUES
Universal Life and Investment-Type Product Pol-
 icy Fee Income................................        $12,787 $13,579  $14,406
Net Investment Income..........................     3    5,158   4,332    3,171
Investment Gains (Losses), Net.................     3       67    (120)    (578)
                                                       ------- -------  -------
Total Revenues.................................         18,012  17,791   16,999
                                                       ------- -------  -------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..........................          4,587   7,420    6,633
Interest Credited to Policyholder Account Bal-
 ances.........................................          1,660   1,684    1,343
Other Operating Costs and Expenses.............          4,409   5,350    7,899
                                                       ------- -------  -------
Total Benefits and Other Deductions............         10,656  14,454   15,875
                                                       ------- -------  -------
Earnings before Federal Income Taxes...........          7,356   3,337    1,124
Federal Income Taxes...........................     4    2,616   1,169      393
                                                       ------- -------  -------
Net Earnings...................................     9  $ 4,740 $ 2,168  $   731
                                                       ======= =======  =======

                See accompanying notes to financial statements.

                                     MTL-3

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                              STATEMENTS OF EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1996 ,1995 AND 1994
                                 (IN THOUSANDS)

                                               NOTES  1996     1995     1994
                                               ----- -------  -------  -------
COMMON STOCK--BEGINNING AND END OF YEAR.......       $ 2,000  $ 2,000  $ 2,000
                                                     -------  -------  -------
PAID IN CAPITAL--BEGINNING AND END OF YEAR....        52,500   52,500   52,500
                                                     -------  -------  -------
RETAINED EARNINGS, BEGINNING OF YEAR..........         3,720    1,552      821
Net Earnings..................................         4,740    2,168      731
                                                     -------  -------  -------
RETAINED EARNINGS, END OF YEAR................         8,460    3,720    1,552
                                                     -------  -------  -------
NET UNREALIZED INVESTMENT GAINS (LOSSES), BE-
 GINNING OF YEAR..............................         1,482     (900)     --
Cumulative Effect of Accounting Change........    1      --       --      (900)
Change in Unrealized Investment (Losses)
 Gains........................................          (394)   2,382      --
                                                     -------  -------  -------
NET UNREALIZED INVESTMENT GAINS (LOSSES), END
 OF YEAR......................................         1,088    1,482     (900)
                                                     -------  -------  -------
TOTAL EQUITY, END OF YEAR.....................    9  $64,048  $59,702  $55,152
                                                     =======  =======  =======

                See accompanying notes to financial statements.

                                     MTL-4

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS

             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
                                 (IN THOUSANDS)

                                                   1996      1995      1994
                                                 --------  --------  --------
NET EARNINGS.................................... $  4,740  $  2,168  $    731
Adjustments to Reconcile Net Earnings to Net
 Cash Provided (Used) by Operating Activities:
  Change in Deferred Policy Acquisition Costs,
   Net..........................................      125       270     2,211
  Change in Accrued Investment Income...........      (72)     (133)      (29)
  Change in Other Receivables...................      (75)        7       244
  Investment (Gains) Losses.....................      (67)      120       578
  Interest Credited to Policyholder Account
   Balances.....................................    1,660     1,684     1,343
  Universal Life and Investment-Type Product
   Policy Fee Income............................   (3,163)   (3,448)   (3,681)
  Change in Future Policy Benefits..............       85      (136)      769
  Change in Other Policyholder Liabilities......     (257)      595    (2,648)
  Change in Unearned Revenues...................      (49)      (89)     (572)
  Change in Federal Income Taxes Payable........    2,798    (1,556)     (102)
  Other, Net....................................   (1,353)      585      (207)
                                                 --------  --------  --------
NET CASH PROVIDED (USED) BY OPERATING
 ACTIVITIES.....................................    4,372        67    (1,363)
                                                 --------  --------  --------
Cash Flows from Investing Activities:
  Sales, Maturities and Repayments of Fixed
   Maturities...................................    4,392    16,729    11,198
  Purchases of Fixed Maturities.................   (3,014)  (24,314)  (12,812)
  Net Change in Policy Loans....................   (1,926)   (1,611)   (1,568)
                                                 --------  --------  --------
NET CASH USED BY INVESTING ACTIVITIES...........     (548)   (9,196)   (3,182)
                                                 --------  --------  --------
Cash Flows from Financing Activities:
  Policyholder Account Balances
   Deposits.....................................   19,333    17,429    18,923
   Withdrawals..................................  (16,138)  (13,342)  (13,643)
                                                 --------  --------  --------
NET CASH PROVIDED BY FINANCING ACTIVITIES.......    3,195     4,087     5,280
                                                 --------  --------  --------
Change in Cash and Cash Equivalents.............    7,019    (5,042)      735
Cash and Cash Equivalents, Beginning of Year....    4,844     9,886     9,151
                                                 --------  --------  --------
CASH AND CASH EQUIVALENTS, END OF YEAR.......... $ 11,863  $  4,844  $  9,886
                                                 ========  ========  ========
Supplemental Cash Flow Information:
  Income Taxes (Refunded) Paid.................. $   (180) $  2,725  $    497
                                                 ========  ========  ========

                See accompanying notes to financial statements.

                                     MTL-5

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  Metropolitan Tower Life Insurance Company (the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Company is domiciled in Delaware and is chartered to sell life insurance and annuities. The Company's current business is individual variable life insurance.

 BASIS OF PRESENTATION

  The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). State insurance departments generally recognize only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under insurance laws.

  Prior to 1996, the Company, as a subsidiary of a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware ("Department") (statutory financial statements), which accounting practices were considered to be GAAP for a mutual life insurance company and its life insurance subsidiaries. In 1996, the Company adopted Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises (the "Interpretation") and Statement of Financial Accounting Standards ("SFAS") No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies (the "Standard"), of the Financial Accounting Standards Board ("FASB"). The Interpretation and the Standard required mutual life insurance companies and their life insurance subsidiaries to adopt all standards promulgated by the FASB in their general purpose financial statements. The financial statements of the Company for 1995 and 1994 have been retroactively restated to reflect the adoption of applicable authoritative GAAP pronouncements. The effect of such adoption, except for SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, has been reflected in equity at January 1, 1994 (see Note 9).

  As of December 31, 1994, the Company adopted SFAS No. 115 which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of SFAS No. 115 decreased equity at December 31, 1994, by $900,000, net of deferred income taxes and an adjustment of deferred policy acquisition costs.

 VALUATION OF INVESTMENTS

  Fixed maturity securities for which the Company has the positive intent and ability to hold to maturity are stated principally at amortized cost. All other fixed maturity securities are classified as available for sale and are reported at estimated fair market value. Unrealized investment gains and losses on fixed maturity securities available for sale are reported as a separate component of equity. Such amounts are net of related deferred income taxes and adjustments of deferred policy acquisition costs. Costs of fixed maturity securities are adjusted for impairments in value deemed to be other than temporary. All security transactions are recorded on a trade date basis.

  Policy loans are stated at unpaid principal balances.

 INVESTMENT RESULTS

  Realized investment gains and losses are determined by specific identification and are presented as a component of revenues.

                                     MTL-6

 RECOGNITION OF INCOME AND EXPENSES

  Premiums from universal life contracts are reported as deposits to policyholder account balances. Revenues from these contracts consist of amounts assessed during the period against policyholder account balances for mortality, policy administration and surrender charges. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business, principally commissions, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

  Deferred policy acquisition costs are amortized over 30 years for universal life contracts as a constant percentage of estimated gross profits arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience, updated regularly. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings in the period estimated gross profits are revised.

  Changes in deferred policy acquisition costs are included in other operating costs and expenses in the accompanying statements of earnings. Acquisition costs of $116,000, $132,000 and $171,000 were capitalized in 1996, 1995 and
1994, respectively, and amortization of deferred acquisition costs was $241,000, $402,000 and $2,382,000 in 1996, 1995 and 1994, respectively.

 POLICYHOLDER ACCOUNT BALANCES

  Policyholder account balances for universal life contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

 UNEARNED REVENUES

  Unrearned revenues represent the unearned portion of front-end loads or initiation charges that are assessed in the first policy year. The unearned revenue is amortized over 30 years as a constant percentage of estimated gross profits based on historical and projected experience. The effects of revisions to estimated gross profits are adjusted by a charge or credit to the statement of earnings in the period when such estimates are revised.

 INCOME TAXES

  The Company joins with Metropolitan Life and its includable affiliates in filing a consolidated Federal income tax return. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred tax assets or liabilities.

 SEPARATE ACCOUNT OPERATIONS

  Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities.

                                     MTL-7

  Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

 FIXED MATURITIES

  Amortized cost, gross unrealized gain and loss and estimated fair value of fixed maturities, by category, as of December 31, 1996 and 1995, are shown below.

                         AVAILABLE FOR SALE SECURITIES
                                 (IN THOUSANDS)

                                                   GROSS UNREALIZED
                                         AMORTIZED ------------------ESTIMATED
                                           COST      GAIN     LOSS   FAIR VALUE
                                         --------- --------- ------------------
1996
Fixed Maturities--Bonds:
 U. S. Treasury securities and
  obligations of U. S. government
  corporations and agencies.............  $ 7,505  $     105 $   --   $ 7,610
 Corporate..............................   26,120        668      24   26,764
 Mortgage-backed securities.............   15,056        909      18   15,947
 Other..................................    1,968         33     --     2,001
                                          -------  --------- -------  -------
  Total Fixed Maturities................  $50,649  $   1,715 $    42  $52,322
                                          =======  ========= =======  =======
1995
Fixed Maturities--Bonds:
 U. S. Treasury securities and
  obligations of U. S. government
  corporations and agencies.............  $ 8,314  $     264 $     2  $ 8,576
 Corporate..............................   26,182      1,433      24   27,591
 Mortgage-backed securities.............   15,138      1,480      10   16,608
 Other..................................    1,947        139     --     2,086
                                          -------  --------- -------  -------
  Total Fixed Maturities................  $51,581  $   3,316 $    36  $54,861
                                          =======  ========= =======  =======

                                     MTL-8

                          HELD TO MATURITY SECURITIES
                                 (IN THOUSANDS)

                                                    GROSS UNREALIZED
                                          AMORTIZED ----------------- ESTIMATED
                                            COST      GAIN     LOSS   FAIR VALUE
                                          --------- -------- -------- ----------
1996
Fixed Maturities--Corporate Bonds:.......   $816    $     39 $    --    $  855
                                            ====    ======== ========   ======
1995
Fixed Maturities--Corporate Bonds:.......   $942    $    124 $    --    $1,066
                                            ====    ======== ========   ======

  Bonds classified as held to maturity at December 31, 1996 are due within five to ten years.

  The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, at December 31, 1996 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
                                                               (IN THOUSANDS)
   Due in one year or less.................................  $11,993   $11,983
   Due after one year through five years...................   11,366    11,555
   Due after five years through 10 years...................   11,236    11,774
   Due after 10 years......................................      998     1,063
                                                             -------   -------
     Subtotal..............................................   35,593    36,375
   Mortgage-backed securities..............................   15,056    15,947
                                                             -------   -------
     Total.................................................  $50,649   $52,322
                                                             =======   =======

  Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties

 CASH AND CASH EQUIVALENTS

  As of December 31, 1996 and 1995, the Company had $11.7 million and $4.8 million, respectively, invested in Metropolitan Money Market Pool (the "pool"). The pool is a New York general partnership consisting of the Company and other wholly-owned subsidiaries of Metropolitan Life. The pool was formed as a private pass-through investment vehicle to enable the partners to invest, on a pooled basis, in U.S. Treasury securities and high quality corporate money market instruments. Although for economic and administrative convenience the pooled securities are held in the name of the pool, each member's investment represents that company's pro rata undivided ownership interest in each of the pooled securities.

 ASSETS ON DEPOSIT

  As of December 31, 1996 and 1995, the Company had assets on deposit with regulatory agencies of $2,898,850 and $3,026,500, respectively.

                                     MTL-9

3. INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

  The sources of investment income are as follows:

                                                          1996    1995    1994
                                                         ------  ------  ------
                                                            (IN THOUSANDS)
   Fixed maturities..................................... $3,857  $3,230  $2,148
   Policy loans.........................................    968     798     688
   Cash and cash equivalents............................    406     418     412
                                                         ------  ------  ------
   Gross investment income..............................  5,231   4,446   3,248
   Investment expenses..................................    (73)   (114)    (77)
                                                         ------  ------  ------
   Investment income, net............................... $5,158  $4,332  $3,171
                                                         ======  ======  ======

  Proceeds from the sales of bonds classified as available for sale during 1996, 1995 and 1994 were $2,072,940, $16,081,578 and $10,304,667, respectively.
During 1996, 1995 and 1994, respectively, gross gains (losses) of $67,381, $(120,459) and $(578,323) were realized on those sales.

  Proceeds from the sales of bonds classified as held to maturity during 1996 were $124,998 and no gains or losses were incurred on such sales. Such sales were due to prepayment and callable features on privately placed bonds. There were no sales of held to maturity bonds in 1995 or 1994.

  The unrealized investment gains (losses), which are included in the balance sheets and statements of equity as a component of equity, and the changes for the corresponding years are summarized as follows:

                                                      1996     1995     1994
                                                     -------  -------  -------
                                                         (IN THOUSANDS)
Balance, end of year, comprised of:
  Unrealized investment gains (losses) on fixed ma-
   turities......................................... $ 1,673  $ 3,280  $(1,200)
Amounts of unrealized investment gains (losses) at-
 tributable to:
  Deferred policy acquisition cost allowances.......     --    (1,000)    (183)
  Deferred income tax (expense) benefit.............    (585)    (798)     483
                                                     -------  -------  -------
Balance, end of year................................ $ 1,088  $ 1,482  $  (900)
                                                     =======  =======  =======
Balance, beginning of year.......................... $ 1,482  $  (900) $   --
  Change in unrealized investment gains (losses)....  (1,607)   4,480      --
  Unrealized loss at date of adoption of SFAS No.
   115..............................................     --       --    (1,200)
  Change in unrealized investment gains (losses) at-
   tributable to:
    Deferred policy acquisition cost allowances.....   1,000     (817)    (183)
    Deferred income tax benefit (expense)...........     213   (1,281)     483
                                                     -------  -------  -------
Balance, end of year................................ $ 1,088  $ 1,482  $  (900)
                                                     =======  =======  =======

4. FEDERAL INCOME TAXES

  Federal income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code").

  The Company joins with Metropolitan Life and its includable affiliates in filing a consolidated Federal income tax return. The consolidating companies have executed a tax allocation agreement. Under this agreement the Federal income tax provision is computed on a separate return basis and members receive reimbursement to the extent their losses and other credits result in a reduction of the consolidated tax liability.

                                     MTL-10

  The Company uses the liability method of accounting for Federal income taxes. Deferred Federal income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and income tax purposes.

  A summary of Federal income tax expense (benefit) in the statements of earnings is shown below.

                                                          1996    1995    1994
                                                         ------  ------  ------
                                                            (IN THOUSANDS)
   Current.............................................. $2,880  $1,434  $1,287
   Deferred.............................................   (264)   (265)   (894)
                                                         ------  ------  ------
     Total.............................................. $2,616  $1,169  $  393
                                                         ======  ======  ======

  The provision for Federal income taxes approximates amounts computed by multiplying income before Federal income taxes by the statutory rate of 35 percent.

  The deferred income tax asset or liability recorded represents the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net Federal deferred income tax asset or liability are as follows:

                                                              DECEMBER 31,
                                                            ------------------
                                                              1996      1995
                                                            --------  --------
                                                             (IN THOUSANDS)
   Deferred income tax assets:
     Policyholder liabilities.............................. $  4,075  $  4,082
     Other.................................................      211       --
                                                            --------  --------
       Total assets........................................    4,286     4,082
                                                            --------  --------
   Deferred income tax liabilities:
     Investments...........................................       18         2
     Deferred policy acquisition costs.....................   16,343    16,417
     Net unrealized investment gains.......................      585       798
                                                            --------  --------
       Total liabilities...................................   16,946    17,217
                                                            --------  --------
   Net deferred Federal income tax liability............... $(12,660) $(13,135)
                                                            ========  ========

  The sources of the deferred Federal income taxes and their tax effects are as follows:

                                                         1996   1995    1994
                                                         -----  -----  -------
                                                           (IN THOUSANDS)
   Policyholder liabilities............................. $   7  $  71  $   288
   Investments..........................................    16     (1)     --
   Deferred policy acquisition costs....................   (75)  (335)  (1,182)
   Other, net...........................................  (212)   --       --
                                                         -----  -----  -------
     Total.............................................. $(264) $(265) $  (894)
                                                         =====  =====  =======

5. RELATED PARTIES

  Metropolitan Life employees provide management, administrative, investment and policyholder service functions for the Company. Metropolitan Life establishes guidelines for reasonable determination of costs of services provided, based on time spent or use of services, and charges its subsidiaries for services rendered. The charges for such services to the Company were $3,592,488, $4,156,135 and $3,927,443 million during 1996, 1995 and 1994, respectively.

                                     MTL-11

6. DIVIDEND RESTRICTIONS

  Under Delaware Insurance Law, the maximum amount of distributions which can be made to the Company's parent in any given year, without prior approval by the Insurance Commissioner, is equal to the greater of 10 percent of the Company's surplus as of the last calendar year, or the net gain from operations for the last calendar year. The Company did not pay dividends in 1996, 1995 and 1994.

7. CONTINGENCIES

  It is the opinion of management that any litigation, claims or assessments against the Company that have arisen in the course of the Company's business, in addition to those that might otherwise be provided for in the financial statements, are not likely to have a material adverse effect on the Company's financial position or the results of its operations.

8. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1996 and 1995, and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

  The estimates presented below are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                             CARRYING ESTIMATED
   DECEMBER 31, 1996:                                         VALUE   FAIR VALUE
   ------------------                                        -------- ----------
                                                               (IN THOUSANDS)
   Assets
     Fixed maturities....................................... $53,138    53,177
     Policy loans...........................................  13,466    16,269
     Cash and cash equivalents..............................  11,863    11,863
   DECEMBER 31, 1995:
   ------------------
   Assets
     Fixed maturities....................................... $55,803   $55,927
     Policy loans...........................................  11,540    11,540
     Cash and cash equivalents..............................   4,844     4,844

  For bonds that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded bonds represented approximately 98 percent of the carrying value and estimated fair value of the total bonds as of December 31, 1996 and 1995. For all other bonds, estimated fair value was determined by management, based primarily on interest rates, maturity, credit quality and average life. Estimated fair values of policy loans were based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and cash equivalents, the carrying amount is a reasonable estimate of fair value.

                                     MTL-12

9. STATUTORY FINANCIAL INFORMATION

  The Interpretation and Standard referred to in Note 1 required mutual life insurance companies and their life insurance subsidiaries to adopt all standards promulgated by the FASB in their general purpose financial statements. The effect of all adjustments of initially applying the Interpretation and Standard is as follows (in thousands):

   DECEMBER 31, 1993, statutory capital and surplus................... $ 24,469
     Future policy benefits and policyholder account balances.........    1,887
     Unearned revenue.................................................  (13,440)
     Deferred policy acquisition costs................................   55,623
     Statutory asset valuation reserve................................      208
     Deferred Federal income taxes....................................  (13,496)
     Other............................................................       70
                                                                       --------
   January 1, 1994, equity............................................ $ 55,321
                                                                       ========

  The following reconciles net change in statutory capital and surplus and statutory capital and surplus determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis.

                                                      YEAR ENDED DECEMBER 31,
                                                      -------------------------
                                                       1996     1995     1994
                                                      -------  -------  -------
                                                          (IN THOUSANDS)
   Net change in statutory capital and surplus......  $ 4,341  $ 2,147  $ 1,775
    Future policy benefits and policyholders account
     balances.......................................      183      (27)     316
    Deferred policy acquisition costs...............     (125)    (270)  (2,211)
    Deferred Federal income taxes...................      264      265      894
    Statutory asset valuation reserves..............       57       58       24
    Other, net......................................       20       (5)     (67)
                                                      -------  -------  -------
   Net Earnings.....................................  $ 4,740  $ 2,168  $   731
                                                      =======  =======  =======

                                                              DECEMBER 31,
                                                            ------------------
                                                              1996      1995
                                                            --------  --------
                                                             (IN THOUSANDS)
   Statutory capital and surplus                            $ 32,733  $ 28,392
    Future policy benefits and policyholders account bal-
     ances.................................................    2,082     1,512
    Unearned revenue.......................................  (12,730)  (12,779)
    Deferred policy acquisition costs......................   53,017    52,142
    Deferred Federal income taxes..........................  (12,660)  (13,135)
    Valuation of investments...............................    1,673     3,280
    Statutory asset valuation reserves.....................      347       290
    Other, net.............................................     (414)      --
                                                            --------  --------
   Equity.................................................. $ 64,048  $ 59,702
                                                            ========  ========

                                     MTL-13

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